FIRST AMENDMENT TO TERM LOAN

THIS FIRST AMENDMENT TO TERM LOAN (this "First Amendment") is dated as of the 5th day of August, 1997 among GABLES REALTY LIMITED PARTNERSHIP (the
"Borrower"), WACHOVIA BANK, N.A., as Agent (the "Agent"), and WACHOVIA BANK, N.A., (the "Bank');

                              W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Bank executed and delivered that certain Term Loan, dated as of the 15th day of November, 1996 (the "Credit Agreement");

WHEREAS, the Borrower has requested and the Agent and the Bank have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Bank hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.


2. Amendments.

2.1. Amendment to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by substituting therefor the following:

SECTION 2.05. Interest Rates. (a) "Applicable Margin" means (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, (0.25)%, and (y) for any Euro-Dollar Loan, 0.80%; and (ii) from and after the first Performance Pricing Determination Date, (x) for any Base Rate Loan, (0.25)% and (y) for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Debt Rating for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date; provided, that (i) if there is no Debt Rating, the Applicable Margin for the Euro Dollar Loans shall be based upon Level IV of the table if there is no Debt Rating, the Applicable Margin for the Euro-Dollar Loans shall be based upon Level IV of the table below, and (ii) for Euro-Dollar Loans in effect under the Original Agreement on the Closing Date, the Applicable Margin in effect under the Original Agreement shall continue to apply thereto for the remainder of the Interest Period with respect thereto.

              Level I         Level II         Level III      Level IV

Debt           BBB+             BBB              BBB-       less than BBB-
  Rating        or               or               or              or
               Baal             Baa2             Baa3       less than Baa3

  Applicable  0.675             0.80             0.95            1.15
  Margin

In determining the amounts to be paid by the Borrower pursuant to Sections 2.05(b), and 2.06(a), the Borrower and the Bank shall refer to the Borrower's Debt Rating from time to time. For purposes hereof, "Performance Pricing Determination Date" shall mean each date on which the Debt Rating changes. Each change in interest and fees as a result of a change in Debt Rating shall be effective only for Loans (including Refunding Loans) which are made on or after the relevant Performance Pricing Determination Date. All determinations hereunder shall be made by the Agent unless the Bank or the Borrower shall object to any such determination. The Borrower shall promptly notify the Agent of any change in the Debt Rating.

(b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day less the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable upon demand, for each day until paid at a rate per annum equal to the Default Rate.

(c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 1 month, at intervals of 1 month after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount equal or comparable to the principal amount of such Euro-Dollar Loan.

"Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

(d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Bank by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

(e) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Bank, bear interest at the Default Rate.

(f) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

2.2. Amendment to Section 9.01. Section 9.01 of the Credit Agreement is hereby amended by deleting the first sentence of such Section in its entirety and by substituting therefor the following:

SECTION 9.01. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telecopier or similar writing) and shall be given (i) to Lender and Agent, as Wachovia Bank, N.A., and (ii) to Borrower, at the respective addresses and telecopier numbers set forth on the signature pages hereof or at such other address or telecopier number as either party may hereafter specify for the purpose of notice to the other party.

3. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

5. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

6. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

7. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

8. No Default. To induce the Agent and the Bank to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Bank under the Credit Agreement.

9. Further Assurances. The Borrower agrees to take such further actions as the Agent and the Bank shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

10. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

11. Conditions Precedent. This First Amendment shall become effective only upon execution and delivery (i) of this First Amendment by each of the parties hereto, and (ii) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors.





     IN WITNESS WHEREOF, the Borrower, the Agent and the Bank have caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                               GABLES REALTY LIMITED PARTNERSHIP,
                               By: Gables GP, Inc.,
                               its sole general partner


                               By:     /s/ Marvin R. Banks, Jr.
                                   -----------------------------
                               Name:   Marvin R. Banks, Jr.
                                   -----------------------------
                               Title:    Vice President
                                   -----------------------------


                                WACHOVIA BANK, N.A.
                                as Agent and as a Bank

                                By:   /s/ Mary F. Hughes
                                   ----------------------------
                                Name:   Mary F. Hughes
                                   ----------------------------
                                Title:    Vice President
                                      -------------------------



                     CONSENT AND REAFFIRMATION OF GUARANTORS


Each of the undersigned (i) acknowledges receipt of the foregoing Amended and Restated Credit Agreement (the "Replacement Agreement"), (ii) consents to the execution and delivery of the Replacement Agreement by the parties thereto and
(iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of November 15, 1996 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Replacement Agreement. In addition, (a) the General Partner certifies that it is authorized to execute the Replacement Agreement on behalf of the Borrower and to bind the Borrower thereby, that it is authorized to execute this Consent and Reaffirmation of Guarantors on behalf of Gables-Tennessee Properties and to bind Gables-Tennessee Properties hereby, that since November 15, 1996, there has been no amendment to the Borrower's Certificate of Limited Partnership, the Borrower's Partnership Agreement, the General Partner's Certificate of Incorporation or the General Partner's Bylaws, and that each of such documents, as in effect on November 15, 1996, continues in full force and effect as of the date hereof and that since November 15, 1996, there has been no amendment to its Partnership Agreement and that its Partnership Agreement, as in effect on November 15, 1996 continues in full force and effect as of the date hereof, except that the Partnership Agreement was amended on July 24, 1997, to create preferred units in response to an issuance of preferred shares, and to make other changes relating thereto; and (b) GBP hereby certifies that since November 15, 1996, there has been no amendment to its Declaration of Trust or its Bylaws, except as indicated in the Secretary's Certificate to the Agent, and that each of such documents, as in effect on November 15, 1996, and as amended as indicated in such Secretary's Certificate, continues in full force and effect as of the date hereof.

This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                 GABLES GP, INC.


                                  By:       /s/ Marvin R. Banks, Jr.
                                        ----------------------------
                                            Marvin R. Banks, Jr.
                                        ----------------------------
                                            Vice  President
                                        ----------------------------


                                  GABLES RESIDENTIAL TRUST

                                  By:      /s/ Marvin R. Banks, Jr.
                                        -----------------------------
                                  Name:    Marvin R. Banks, Jr.
                                        -----------------------------
                                  Title:    Vice President
                                        -----------------------------


                                  GABLES-TENNESSEE PROPERTIES

                                  By:    Gables GP, Inc., its general partner


                                  By:      /s/ Marvin R. Banks, Jr.
                                         -----------------------------
                                  Name:     Marvin R. Banks,  Jr.
                                         -----------------------------
                                  Title:    Vice President
                                         -----------------------------